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                                                                    EXHIBIT 24.1


                          WILLIAMS ENERGY PARTNERS L.P.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS GP LLC, a Delaware limited liability company ("GP"), acting as the General Partner of WILLIAMS ENERGY PARTNERS L.P., a Delaware limited partnership ("WEG"), does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of GP, as hereinafter set forth below their signature, to sign one or more registration statements on Form S-3 for the registration under the Securities Act of 1933, as amended, with respect to not more than One Billion Eight Hundred Million Dollars ($1,800,000,000), plus any upsizing permitted by Rule 462(b) or other similar Rules and Regulations promulgated under the Securities Act of 1933, as amended, of debt and/or equity securities of WEG and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned GP, acting as the General Partner of WEG, does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 4th day of March, 2002.


/s/ Steven J. Malcolm                        /s/ Don R. Wellendorf
--------------------------------------       -----------------------------------
Steven J. Malcolm                            Don R. Wellendorf
Chairman of the Board, Chief Financial       Senior Vice President, Chief
Executive Officer, and Director              Officer and Treasurer
(Principal Executive Officer)                (Principal Accounting Officer and
                                             Controller)


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                                                                          Page 2


/s/ Keith E. Bailey                          /s/ Phillip D. Wright
--------------------------------------       -----------------------------------
Keith E. Bailey                              Phillip D. Wright
Director                                     Director


                                             /s/ Don J. Gunther
--------------------------------------       -----------------------------------
William A. Bruckmann, III                    Don J. Gunther
Director                                     Director


/s/ William W. Hanna
--------------------------------------
William W. Hanna
Director




                               WILLIAMS GP LLC, acting as the General Partner of WILLIAMS ENERGY PARTNERS L.P.



                               By: /s/ Steven J. Malcolm
                                   ---------------------------------------------
                                   Steven J. Malcolm
                                   Chief Executive Officer



ATTEST:



/s/ Suzanne H. Costin
--------------------------------------
Suzanne H. Costin
Secretary